                                                               EXECUTION VERSION

                WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT
                -----------------------------------------------

     THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Waiver and
                                                            -----------------
Amendment"), dated as of December 3, 2001, is entered into by and among ARTESYN
---------
TECHNOLOGIES, INC., a Florida corporation (the "Company"), as a borrower,
                                                -------
ARTESYN CAYMAN LP, a Cayman Islands exempted limited partnership, ARTESYN NORTH AMERICA, INC., a Delaware corporation and ARTESYN TECHNOLOGIES COMMUNICATION PRODUCTS, INC., a Wisconsin corporation, as the initial Subsidiary Borrowers, the financial institutions party to the Credit Agreement, as Lenders and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

                                   RECITALS
                                   --------

     A. The Company, certain Subsidiary Borrowers, the Guarantors, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of January 23, 2001, as amended and modified by the Waiver and First Amendment to Credit Agreement dated as of October 12, 2001 (the "First Waiver and Amendment",
                                                    --------------------------
and as it may be further amended, modified or supplemented from time to time the "Credit Agreement") pursuant to which the Administrative Agent and the Lenders
 ----------------
have extended certain credit facilities to the Company and certain of its Subsidiaries.

     B. The Company has requested that the Lenders further waive on a temporary basis certain provisions of the Credit Agreement and agree to certain amendments of the Credit Agreement.

     C. The Required Lenders are willing to grant such temporary waivers and to amend the Credit Agreement, subject to the terms and conditions of this Second Waiver and Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Waiver.
         ------

         (a) Subject to and upon the terms and conditions hereof, the Lenders hereby waive (i) performance or observance of the covenants set forth in Sections 6.11, 6.12 and 6.13 of the Credit Agreement solely with respect to the fiscal quarters and Test Periods ending on or nearest September 30, 2001 and December 31, 2001 and (ii) any Default or Event of Default arising pursuant to
Section 8.01(b) solely due to the representation set forth in the last sentence of Section 5.05 being remade during the Waiver Period in respect of an event or circumstance which constitutes a Material Adverse Effect under clause (a) or (b) of the definition thereof in the

                                      1.

Credit Agreement and which Default or Event of Default is a consequence of events or circumstances that occurred prior to the beginning of the Waiver Period (collectively, the "Waived Defaults").
                           ---------------

         (b) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Administrative Agent's or the Lenders' ability to enforce) any Default or Event of Default (other than the Waived Defaults), including without limitation any Default or Event of Default that may now or hereafter exist and arise from or otherwise be related to the Waived Defaults (including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Waived Defaults).

         (c) Notwithstanding any provision set forth in this Second Waiver and Amendment, the waivers set forth in Section 2(a) in respect of any of Waived
                                    ------------
Defaults arising under the Credit Agreement shall immediately and automatically cease to be in effect, and any Default or Event of Default which had been waived thereby shall automatically be reinstated on the earlier to occur of (i) January 15, 2002, (ii) the date any of the representations and warranties of any party to this Second Waiver and Amendment, other than the Administrative Agent and the Lenders (such parties being collectively referred to herein as the "Artesyn
                                                                    -------
Parties"), set forth in this Second Waiver and Amendment are determined to be
-------
incorrect, (iii) the date there occurs any Default or Event of Default under the Credit Agreement (other than as waived hereby) or (iv) the date of the breach or nonobservance of any covenant set forth in this Second Waiver and Amendment (the period beginning on the Effective Date and terminating on the earliest to occur of the dates described in clauses (i) through (iv) preceding being referred to herein as the "Waiver Period").
               -------------

     3.  Amendments to Credit Agreement.
         ------------------------------

             (a)  Section 1.01 of the Credit Agreement shall be amended
                  ------------

             (i)    by deleting the definition of "Default Rate" in its entirety
                                                   ------------
         and replacing it with the definition set forth in Exhibit A hereto; and
                                                           ---------

             (ii) by inserting the following additional defined term immediately after the definition of "Same Day Funds":
                                               --------------

             "'Second Amendment' means the Waiver and Second Amendment to
               ----------------
          Credit Agreement dated as of December 3, 2001 among the parties hereto."

             (b) Section 8.01(c) of the Credit Agreement shall be amended by inserting in clause (i) of Section 8.01(c) the phrase "or Section 4(b), (c),
(d), (e) or (f) of the Second Amendment" immediately after the phrase "of the First Amendment".

     4.  Waiver Covenants. (a) Each Borrower jointly and severally reaffirms its
         ----------------
obligations under each of the covenants set forth in clauses (a) through (f) of
Section 4 of the First Waiver and Amendment as if fully set forth herein and
---------
acknowledges that its obligations under each of the covenants set forth in clauses (a) through (f) of Section 4 of the First Waiver and Amendment remain in
                           ---------
full force and effect until the Commitments and all Letters of Credit have terminated, and the Loans, any Unreimbursed Amounts and the Notes, together with

                                      2.

interest, any commitment, utilization or other fees, and all other obligations incurred hereunder and thereunder, are paid in full.

         (b) Notwithstanding the waiver of the Waived Defaults in accordance with Section 2(a), the Borrowers agree that for the period beginning at the
     ------------
start of the Waiver Period and ending on January 15, 2002, unless an Event of Default has occurred on or prior to January 15, 2002 which is not waived by the Second Amendment, in which case such period shall not end on January 15, 2002 but shall instead continue for so long as such Event of Default continues to exist (such period being referred to herein as the "Specified Period"), each
                                                    ----------------
Borrower shall pay interest on the principal amount of all of its respective outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law.

         (c) The Company agrees that for the Specified Period the Company shall, in addition to the commitment fee required under Section 2.09(a) of the Credit Agreement, pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a supplemental commitment fee in Dollars equal to the rate specified in the table below times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Committed Loans and (ii) the Outstanding Amount of L/C Obligations.

              --------------------------------------------------
                 Ratio of Consolidated Total     Supplemental
                     Indebtedness to              Commitment
                   Consolidated EBITDA               Fee

              --------------------------------------------------
               Less than or equal to                    0.300%
                    1.00 to 1.00
              --------------------------------------------------
               Less than or equal to 1.50               0.275%
                to 1.00 but greater than
                     1.00 to 1.00
              --------------------------------------------------
               Less than or equal to 2.00               0.225%
                to 1.00 but greater than
                     1.50 to 1.00
              --------------------------------------------------
               Less than or equal to 2.50               0.175%
                to 1.00 but greater than
                     2.00 to 1.00
              --------------------------------------------------
               Greater than 2.50 to 1.00                0.125%
              --------------------------------------------------

The supplemental commitment fee shall accrue at all times during the Specified Period and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The supplemental commitment fee shall be calculated quarterly in arrears, and if there is any change in the rate specified in the table above during any quarter, the actual daily amount shall be computed and multiplied by the rate specified in the table below separately for each period during such quarter that such rate was in effect. The supplemental commitment fee shall accrue at all times during the Specified Period, including at any time during which one or more of the conditions in Article IV of the Credit Agreement is not met or during any time when

                                      3.

Credit Extensions are restricted in accordance with Section 4(j).  Nothing
                                                    ------------
contained herein shall be deemed to create any express or implied obligation on the part of the Lenders to extend the Waiver Period beyond January 15, 2002.

        (d) The Company and its Subsidiaries will not make, during the Specified Period, capital expenditures (as defined in accordance with GAAP) in excess of $3,000,000 in the aggregate for all such Persons on a consolidated basis.

        (e) The Company shall, promptly upon its receipt thereof, deposit the Net Cash Proceeds of any Asset Disposition constituting a sale of substantially all of the capital stock or assets of Artesyn Solutions, Inc., a Guarantor under the Credit Agreement (which Net Cash Proceeds shall not be reduced by any payments on account of any tax liability to the Company or any other Borrower of or any Guarantor or any of their respective Subsidiaries arising on account of such Asset Disposition), in an account maintained by the Company at First Union National Bank, with a direction to First Union National Bank to deliver such Net Cash Proceeds to the Administrative Agent on the fifth Business Day following First Union National Bank's receipt of such Net Cash Proceeds, and upon delivery of such Net Cash Proceeds by First Union National Bank to the Administrative Agent, then pursuant to Sections 2.05 and 2.06A of the Credit Agreement, (i) the
                        -------------     -----
Committed Loans shall be prepaid and the Aggregate Commitments shall be automatically and permanently reduced in an amount of such Net Cash Proceeds of $24,000,000, and (ii) the remainder of such Net Cash Proceeds shall be maintained in escrow with the Administrative Agent pursuant to an escrow and cash collateral agreement in form and substance satisfactory to the Administrative Agent in its sole discretion providing, among other things, that such escrowed Net Cash Proceeds shall be released to the Company upon the Company's good faith determination of the cash amount, if any, of any tax liability to the Company or any other Borrower or any Guarantor or any of their respective Subsidiaries arising on account of such Asset Disposition, but only to the extent of such determined cash liability, and shall otherwise be released to the Administrative Agent and applied in full in prepayment of the Committed Loans and permanent reduction of the Aggregate Commitments.

        (f) Notwithstanding any other term or provision of this Second Waiver and Amendment or the Credit Agreement to the contrary, neither the Company nor any other Borrower shall request a Credit Extension at any time during the Specified Period, unless agreed in advance by the Required Lenders in their sole discretion.

     5. Representations and Warranties.  The Company and each of the other
        ------------------------------
Artesyn Parties hereby represent and warrant to the Administrative Agent and the Lenders as follows:

        (a) No Default or Event of Default (other than the Waived Defaults) has occurred and is continuing.

        (b) The execution, delivery and performance by the Company and the other Artesyn Parties of this Second Waiver and Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. This Second Waiver and Amendment and the Credit Agreement as amended by the First Waiver and Amendment and as modified by this

                                      4.

Second Waiver and Amendment each constitute the legal, valid and binding obligation of the Company and each of the other Artesyn Parties which are parties thereto, respectively, enforceable against them in accordance with their respective terms, without defense, counterclaim or offset.

        (c) None of the Organization Documents of the Company or any of the other Artesyn Parties has been amended or modified since January 23, 2001.

        (d) Other than the last sentence of Section 5.05 of the Credit Agreement, all representations and warranties of the Company and each of the other Artesyn Parties contained in the Credit Agreement and the First Waiver and Amendment are true and correct in all material respects as of the Effective Date.

        (e) There are no Subsidiary Borrowers other than those Artesyn Parties executing this Second Waiver and Amendment as Subsidiary Borrowers.

        (f) The Outstanding Amount of all Loans and L/C Obligations together is equal to or less than $150,000,000.

        (g) Neither the Company nor any of its Subsidiaries has entered into or incurred any Contractual Obligation which consists of or contains a negative pledge (as defined in Section 4(f) of the First Waiver and Amendment).
                      ------------

        (h) The Company and each of the other Artesyn Parties is entering into this Second Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders, any of their respective Affiliates or any other Person and hereby acknowledge and agree that they are not aware (i) of any claim or cause of action against the Administrative Agent, any Lender or any of their respective Affiliates, directors, officers, agents or employees, arising from or in connection with the Loan Documents or otherwise and (ii) that there are any claims, demands, offsets or defenses at law or in equity that would defeat or diminish the rights and remedies of Administrative Agent or the Lenders under the Loan Documents.

     6. Effective Date.  This Second Waiver and Amendment will become effective
        --------------
upon the date not earlier than the date hereof when each of the following conditions precedent is satisfied (the "Effective Date"):
                                        --------------

        (a) The Administrative Agent has received from the Company, the Subsidiaries of the Company party hereto and each of the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Second Waiver and Amendment by no later than 5:00 PM (New York time) on December 3, 2001.

        (b) The Administrative Agent has received from the Company, each of the other Artesyn Parties and each Guarantor a copy of a resolution passed by the board of directors of such corporation (or other evidence satisfactory to the Administrative Agent in the case of such a Person which is not a corporation), certified by the secretary or an Assistant Secretary of such corporation (or such other Person satisfactory to the Administrative Agent in the case of such a Person which is not a corporation) as being in full force and effect on the date hereof,

                                      5.

authorizing the execution, delivery and performance of this Second Waiver and Amendment and/or the Guarantors' Consent, as the case may be.

        (c) The Administrative Agent shall have received from the Company a certificate of a Responsible Officer of the Company dated as of the Effective Date stating that all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

        (d) The Administrative Agent shall have received from each of the Guarantors a duly executed original (or, if elected by the Agent, an executed facsimile copy) of a Guarantors' Acknowledgment and Consent in the form attached hereto as Exhibit B (the "Guarantors' Consent").
          ---------       -------------------

        (e) The Administrative Agent shall have received from the Company the completed Collateral Questionnaire previously delivered to the Company, in form and substance satisfactory to the Administrative Agent.

        (f) The Company shall have paid the expenses of the Administrative Agent, its attorneys and the Consultant (as hereinafter defined) payable under
Section 8(h) or Section 8(i) of this Agreement as to which expenses the
------------    ------------
Borrowers shall have received invoices from the Administrative Agent.

     7. Reservation of Rights.  The Company, on behalf of itself and each of its
        ---------------------
Subsidiaries, acknowledges and agrees that neither the Administrative Agent's nor the Lenders' forbearance during the Waiver Period in exercising their rights and remedies in connection with the Waived Defaults, nor the execution and delivery by the Administrative Agent and the Lenders of this Waiver and Amendment, shall be deemed (i) to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders, or any of their respective Affiliates or Subsidiaries, to forbear or execute similar waivers under the same or similar circumstances in the future, (ii) to waive, relinquish or impair any right of the Administrative Agent or the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to the Waived Defaults (other than the Obligation of the Guarantors to make during the Waiver Period any payment under a Guaranty to the extent resulting from the Waived Defaults), (iii) a commitment or agreement by the Administrative Agent or the Lenders, or any of their respective Affiliates or Subsidiaries, to provide financing or credit to the Company or any of its Subsidiaries, other than as expressly set forth in the Credit Agreement as amended by this Amendment and Waiver or (iv) to create any obligation to extend the Waiver Period beyond its termination, as determined in accordance with
Section 2(c) of this Second Waiver and Amendment (and the Company and the other
------------
Artesyn Parties hereby acknowledge that time is of the essence in the determination of the termination of the Waiver Period).

     8. Miscellaneous.
        -------------

        Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement and the First Waiver and Amendment shall henceforth refer to the Credit

                                      6.

Agreement and the First Waiver and Amendment as amended by this Second Waiver and Amendment. This Second Waiver and Amendment shall be deemed to be a "Loan Document" for all purposes of the Credit Agreement, the First Waiver and Amendment and all other Loan Documents.

     (b) This Second Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Second Waiver and Amendment.

     (c) THIS SECOND WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE
                                                --------
AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (d) This Second Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

     (e) This Second Waiver and Amendment, together with the Credit Agreement and the First Waiver and Amendment, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Second Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Second Waiver and Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

     (f) If any term or provision of this Second Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Second Waiver and Amendment or the Credit Agreement or the First Waiver and Amendment, respectively.

     (g) No Artesyn Party shall include any reference (written or oral) to the Administrative Agent, any Lender or any Loan Document in any public statement, disclosure, filing or press release unless the inclusion of such reference is required by applicable Law (in the reasonable opinion of the Company and its counsel). To the extent any such reference is made none of the Administrative Agent or any Lender shall be deemed to have approved, consented to

                                      7.

or otherwise authorized the same, unless such approval, consent or authorization shall be in writing executed by the Administrative Agent and each Lender referred to therein.

     (h) The Company covenants to pay to or reimburse the Administrative Agent and the Lenders, upon demand, for all costs and expenses (including reasonable attorneys' fees and allocated costs of in-house counsel) (i) incurred in connection with the development, preparation, negotiation, execution and delivery of this Second Waiver and Amendment and the administration of the Waived Defaults or potential Default, including without limitation appraisal, audit, search and filing fees incurred in connection therewith, (ii) incurred in connection with the retention of the Consultant and representing fees and expenses for services rendered by the Consultant and (iii) any and all other accrued but unpaid amounts due and owing in accordance with Section 11.04 of the Credit Agreement.

         (i) (a) The Company acknowledges that the Administrative Agent has engaged PricewaterhouseCoopers LLP (the "Consultant") on behalf of the
                                              ----------
     Lenders to, among other things, (i) evaluate and verify financial information prepared by the Company and its Subsidiaries and Affiliates,
     (ii) investigate, evaluate and advise the Lenders and the Administrative Agent concerning certain financial and operational issues relating to the cash flow projections of the Company and the business plan, inventory and other material balance sheet items of the Company and its Subsidiaries, and
     (iii) meet periodically with and report to the Lenders and the Administrative Agent concerning it's findings and recommendations. The Company further acknowledges that the scope of the services to be provided to the Administrative Agent by the Consultant shall be as is from time to time agreed upon between the Administrative Agent and the Consultant (after consultation by the Administrative Agent with the Company, as to which consultation the Company shall make itself readily available). In connection with the foregoing, the Company agrees to provide the Consultant with reasonable access to the books and records of the Company and its Subsidiaries during such time as the Consultant remains engaged by the Administrative Agent on behalf of the Lenders and there exists any outstanding Obligation.

         (b) Neither the Company nor any other Loan Party shall have a right to receive any report, statement or other work product of the Consultant ("Consultant Work Product"), or if received, to rely on the same.
    ------------------------
   Furthermore, if received, the Company and any other Loan Party agrees to maintain the confidentiality of any Consultant Work Product and agrees that neither the Administrative Agent nor any Lender (or any of their respective officers, directors, employees, agents or attorneys) (i) makes any representation or warranty regarding the accuracy of the Consultant Work Product or (ii) shall have any liability for any Consultant Work Product.

                                      8.

     IN WITNESS WHEREOF, the Company and the other Artesyn Parties hereto have caused this Second Waiver and Amendment to be duly executed in the City of New York, New York and the other parties hereto have caused this Second Waiver and Amendment to be duly executed, each as of the date first above written.

                                        ARTESYN TECHNOLOGIES, INC., as a
                                        Borrower

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        ARTESYN NORTH AMERICA, INC., as a
                                        Subsidiary Borrower

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        ARTESYN CAYMAN LP, as a Subsidiary
                                        Borrower

                                        By:  ARTESYN NORTH AMERICA, INC.
                                             General Partner

                                             By:________________________________
                                                Name:
                                                Title:

                                        By:  ARTESYN DELAWARE LLC
                                             General Partner

                                             By:________________________________
                                                Name:
                                                Title:

                   [Signature Page to Waiver and Amendment]

                                        ARTESYN TECHNOLOGIES
                                        COMMUNICATION PRODUCTS, INC.,
                                        as a Subsidiary Borrower

                                        By:_____________________________________
                                           Name:
                                           Title:

                   [Signature Page to Waiver and Amendment]

                              BANK OF AMERICA, N.A., as
                              Administrative Agent, Lender, L/C Issuer and
                              Swing Line Lender


                              By:_______________________________
                                 Name:
                                 Title:




                   [Signature Page to Waiver and Amendment]

                                           BNP PARIBAS, as a Lender


                                           By:_______________________________
                                              Name:
                                              Title:


                                           By:_______________________________
                                              Name:
                                              Title




                   [Signature Page to Waiver and Amendment]

                                           THE BANK OF NEW YORK, as a Lender


                                           By:________________________________
                                              Name:
                                              Title:




                   [Signature Page to Waiver and Amendment]

                                          THE BANK OF NOVA SCOTIA, as a Lender


                                          By:_________________________________
                                             Name:
                                             Title:




                   [Signature Page to Waiver and Amendment]

                                           COMERICA BANK, as a Lender


                                           By:_________________________________
                                              Name:
                                              Title:




                   [Signature Page to Waiver and Amendment]

                                           DZ BANK DEUTSCHE ZENTRAL-
                                           GENOSSENSCHAFTSBANK AG,
                                           FRANKFURT AM MAIN,
                                           NEW YORK BRANCH (successor by merger
                                           to DG BANK DEUTSCHE
                                           GENOSSENSCHAFTSBANK AG), as a Lender


                                           By:_______________________________
                                              Name:
                                              Title:


                                           By:_______________________________
                                              Name:
                                              Title:



                   [Signature Page to Waiver and Amendment]

                                    FIRST UNION NATIONAL BANK, as a Lender


                                    By:______________________________
                                       Name:
                                       Title:



                   [Signature Page to Waiver and Amendment]

                                    FLEET NATIONAL BANK, as a Lender


                                    By:______________________________
                                       Name:
                                       Title:



                   [Signature Page to Waiver and Amendment]

                                    KEYBANK NATIONAL ASSOCIATION, as a Lender


                                    By:______________________________
                                       Name:
                                       Title:



                   [Signature Page to Waiver and Amendment]

                                    STATE BANK OF INDIA, as a Lender

                                    By:______________________________
                                       Name:
                                       Title:



                   [Signature Page to Waiver and Amendment]

                                    SUNTRUST BANK, as a Lender


                                    By:______________________________
                                       Name:
                                       Title:



                   [Signature Page to Waiver and Amendment]

                                    WACHOVIA BANK, N.A., as a Lender


                                    By:______________________________
                                       Name:
                                       Title:



                   [Signature Page to Waiver and Amendment]